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                                                           Exhibit 10.11(b)

"Pages where confidential treatment has been requested are marked 'Confidential Treatment Requested.' The redacted material has been separately filed with the Commission, and the appropriate section has been marked at the appropriate place and in the margin with a star (*)."

                        'Confidential Treatment Requested'

                                  AMENDMENT TO
                                CCC PRODUCT SALE
                             AND PURCHASE AGREEMENT

     This Amendment is executed this ____ day of _______________, 1999, to be effective as of the Effective Date provided herein, by and between CHEVRON CHEMICAL COMPANY ("CCC") and DYNEGY MIDSTREAM SERVICES, LIMITED PARTNERSHIP ("Dynegy"), formerly known as Warren Petroleum Company, Limited Partnership.

     WHEREAS, CCC and Dynegy entered into that certain CCC Product Sale and Purchase Agreement, effective as of September 1, 1996 (the "Agreement"), pursuant to which CCC agreed to purchase and sell certain Products from and to Dynegy and Dynegy agreed to sell and Purchase certain Products to and from CCC; and

     WHEREAS, CCC and Dynegy now wish to amend the Agreement as set forth herein;

     NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, CCC and Dynegy agree as follows:

     1. For the purpose of this Amendment, capitalized terms used herein shall have the same meaning as set forth in the Agreement.

     2.   Section 5.1 of Article V, PRICE, shall be revised to read as follows:

               5.1   (a)   Except as otherwise provided herein, effective as of
          September 1, 1996, CCC shall pay Dynegy for (i) the Base Volumes purchased hereunder, excluding Natural Gasoline, a price equal to
* [REDACTED] as quoted by the Oil Price Information Service ("OPIS") for Mont Belvieu, Texas (Non-TET), and for Natural Gasoline, shall
* pay a price equal to [REDACTED] Mont Belvieu, Texas under the category "Other Non-TET N. Gasoline" and (ii) any Additional Volumes purchased hereunder, a price mutually agreed to by the Parties, and if the
* Parties are unable to agree upon a price, a price equal to [REDACTED] as quoted by OPIS for Mont Belvieu, Texas (Non-TET) and/or (Other Non-TET), as applicable, for the period of time (Days) during each Delivery Month such Additional Volumes are delivered to CCC.

                     (b) Notwithstanding the provisions of Section 5.1(a) above, effective February 1, 1999, the Price to be paid by CCC to
* Dynegy for Normal Butane shall be equal to [REDACTED] for Mont Belvieu, Texas under the category "Other Non-TET N. Butane" for the
*         applicable period ([REDACTED])


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                        'Confidential Treatment Requested'


          depending on whether such volumes are Base Volumes or Additional Volumes.

                     (c) In addition to the foregoing, for all Products delivered hereunder (including the Base Volumes and the Additional Volumes), CCC shall pay to Dynegy a delivery fee (the "Delivery Fee")
* [REDACTED] per Barrel. For all purposes hereof, delivery of Products shall be deemed to occur at the point where title and risk of loss passes to CCC as provided herein.

     3. Except as herein amended, all other terms and provisions of the Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, CCC and Dynegy have each caused their duly authorized representative to execute this Amendment as of the date set forth above.

DYNEGY MIDSTREAM SERVICES,                  CHEVRON CHEMICAL COMPANY
LIMITED PARTNERSHIP
By Dynegy Midstream G.P., Inc.,
its General Partner

By: /s/ Ron Logan                           By:
   --------------------------------------      --------------------------------
Name: /s/ Ron Logan                         Name:
     -------------------------------------       ------------------------------
Title: Director Supply + Term Sales         Title:
     -------------------------------------        -----------------------------


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